Rice Midstream Partners LP	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Rice Midstream Partners LP
Rice Midstream Partners LP
On December 22, 2014, the Partnership, a subsidiary of the Company, completed the RMP IPO of 28,750,000 common units representing limited partner interests in the Partnership, which represented 50% of the Partnership’s outstanding equity. The Company retained a 50% limited partner interest in the Partnership, consisting of 3,623 common units and 28,753,623 subordinated units. In connection with the RMP IPO, the Company contributed to the Partnership 100% of Rice Poseidon Midstream, LLC (“Rice Poseidon”). A wholly-owned subsidiary of the Company serves as the general partner of the Partnership. The Company continues to consolidate the results of the Partnership and records an income tax provision only as to its ownership percentage. The Company records the noncontrolling interest of the public limited partners in its consolidated financial statements for net income of the Partnership attributed to third party unitholders for periods subsequent to the Partnership’s IPO. Net income attributable to noncontrolling interests was $23.3 million and $0.6 million for the years ended December 31, 2015 and 2014, respectively.
The Partnership received cash proceeds, net of issuance costs, of approximately $441.7 million upon the closing of the RMP IPO, which increased the noncontrolling interest component of total equity. Approximately $414.4 million of the proceeds were distributed to the Company, $25.0 million was retained by the Partnership to fund certain expansion capital expenditures, approximately $2.0 million was used to pay expenses from the RMP IPO and $2.7 million was used by the Partnership to pay credit facility origination fees associated with the RMP Revolving Credit Facility.
On November 4, 2015, the Partnership entered into a Common Unit Purchase Agreement with certain institutional investors to sell 13,409,961 common units in a private placement for gross proceeds of approximately $175.0 million (the “Private Placement”). After deducting underwriting discounts and commissions of $3.1 million, the Partnership received net proceeds of $171.9 million. The Private Placement closed on November 10, 2015. The Partnership used the proceeds of the Private Placement to repay a portion of the borrowings under the Partnership’s revolving credit facility. Following the Private Placement, the Company owned approximately 41% of the outstanding limited partnership interest in the Partnership.
On November 12, 2015, a cash distribution of $0.1935 per common and subordinated unit was paid to the Partnership’s unitholders related to the third quarter of 2015.
On January 22, 2016, the Board of Directors of the Partnership’s general partner declared a cash distribution to the Partnership’s unitholders for the fourth quarter of 2015 of $0.1965 per common and subordinated unit. The cash distribution was paid on February 11, 2016 to unitholders of record at the close of business on February 2, 2016.